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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                 ____________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) November 28, 2000.



                               Capital One Bank
                 --------------------------------------------
                 (Originator of the Capital One Master Trust)
                               on behalf of the
                           Capital One Master Trust
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Virginia                     0-23750                   54-1719855
----------------------------  ------------------------  ------------------------
(State or Other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)


              11013 West Broad Street
               Glenn Allen, Virginia                          23060
      ---------------------------------------               ----------
      (Address of Principal Executive Office)               (Zip Code)


Registrant's telephone number, including area code (804) 967-1000



                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.       Not Applicable.

Item 2.       Not Applicable.

Item 3.       Not Applicable.

Item 4.       Not Applicable.

Item 5.       On November 28, 2000 the Capital One Master Trust issued its
               Class A Floating Rate Asset Backed Certificates, Series 2000-5 and its Class B Floating Rate Asset Backed Certificates, Series 2000-5.

Item 6.       Not Applicable.

Item 7.       Exhibits.

              The following are filed as Exhibits to this Report under Exhibit
              4.2 and 10.1.

              Exhibit 4.2 Series 2000-5 Supplement dated as of November 28,
              2000.

              Exhibit 10.1 ISDA Master Agreement dated November 28, 2000.

Item 8.       Not Applicable.

                                       2
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Capital One Bank on behalf of Capital One Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CAPITAL ONE MASTER TRUST
                                      By: CAPITAL ONE BANK



                                      By: /s/ Thomas Feil
                                          --------------------------------
                                      Name: Thomas Feil
                                      Title:  Director of Securitization

                                       3
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                                 EXHIBIT INDEX


Exhibit                       Description
-------                       -----------

4.2         Series 2000-5 Supplement dated as of November 28, 2000.

10.1        ISDA Master Agreement dated November 28, 2000.

                                       4